UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 30, 2005

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                      NATIONAL HEALTHCARE TECHNOLOGY, INC.

                             A Colorado Corporation
             (Exact name of registrant as specified in its charter)


            COLORADO                       001-28911            91-1869677
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(State or other jurisdiction of     Commission file number     (IRS Employer
 incorporation or organization)                              Identification No.)


                          20700 Ventura Boulevard, #227
                        Woodland Hills, California 91364
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                    (Address of principal executive offices)


                                 (818) 277-9494
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                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 30, 2005, National Healthcare Technology, Inc., a Colorado corporation ("Company"), entered into an Exchange Agreement ("Exchange Agreement") with Crown Partners, Inc., a Nevada corporation and the largest stockholder of the Company ("Crown Partners"), Special Stone Surfaces, Es3 Inc., a Nevada corporation ("Es3"), and certain stockholders of Es3 ("Es3 Stockholders"). There can be no assurance that the transactions contemplated by the Exchange Agreement will be consummated.

THE EXCHANGE AGREEMENT

      At the Closing under the Exchange Agreement, the Company will acquire between 80% and 100% of the outstanding capital stock of Es3 in exchange for Company's issuance to Es3 Stockholders of up to 18,108,750 shares of the Company's common stock (the "Exchange"), and Es3 will pay to Crown Partners an aggregate of $500,000, with $200,000 paid at closing and an additional $300,000 within 90 days of the Closing. If the $300,000 is not paid within 90 days, then the Company will have the right to rescind the Exchange.

      Concurrently with the Closing under the Exchange Agreement, the Company has also agreed to issue to Crown Partners 905,438 shares of the Company's common stock, and to issue to two unaffiliated consultants (the "Consultants") an aggregate of 400,000 shares of the Company's common stock,

      The issuance of the Company's shares of common stock to Es3 Stockholders and Crown Partners is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The Company has agreed to register the common stock being issued to the Consultants on a Registration Statement on Form S-8.


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            Currently, the Company has 78,571 shares of its common stock outstanding. After the transactions contemplated by the Exchange Agreement the Company would have 19,492,759 shares outstanding. Immediately following the Closing, Es3 Stockholders will own approximately 92.9% of the issued and outstanding shares of the Company's common stock (assuming that 100% of the outstanding capital stock of Es3 is exchanged), and the existing stockholders of the Company, Crown Partners and the Consultants will own approximately 7.1% of the issued and outstanding shares of the Company's common stock.

            Effective as of the Closing, and subject to applicable regulatory requirements, the existing officers and directors of the Company will resign, and the newly-appointed board of directors of the Company will consist of the current directors of Es3: Ross Lyndon James, Brian Harcourt and William Courtney.

            The Exchange Agreement contains representations and warranties of the Company and Es3 relating to, among other things, (a) proper corporate organization, (b) the authorization, performance and enforceability of the Exchange Agreement, (c) compliance with governmental and other authorizations and obtaining all consents required to consummate the transactions contemplated by the Exchange Agreement (the "Exchange"), (d) the capital structure of each company, (e) financial statements, (f) liabilities and the absence of undisclosed liabilities, (g) contract rights and commitments, (h) the absence of claims and litigation, (i) compliance with applicable laws, (j) insurance coverage and claims, (k) absence of material changes (l) employee matters, (m) corporate records, and (n) compliance with applicable provisions of the securities laws, including past and Exchange-related filings.

            Under the Exchange Agreement, each of Company, Crown Partners, Es3 and the Es3 Stockholders has agreed to do certain things, some of which are conditions to the Closing, including: (a) in the case of the Company preserve intact its business organizations and maintain the registration of its common stock under the Securities Exchange Act of 1934, (b) give the other access to the records and personnel to complete the Exchange, (c) proceed expeditiously to undertake all actions necessary to consummate and make effective the Exchange,
(d) prepare an Information Statement on Schedule 14(f)-1 and cause the same to be filed with the SEC and mailed to the Company's stockholders; (e) within 65 days after the Closing, Es3 has agreed to deliver audited financial statements prepared in compliance with GAAP and in accordance with all applicable Securities Exchange Commission rules and regulations, including Regulation S-X,
(f) in the Company's case, file a Registration Statement on Form S-8 covering the issuance of the shares to the Consultants, (g) in the Company's case, dispose of any assets and satisfy all of its liabilities, and (h) with respect to the Es3 Stockholders, waive any claims that they may have against Es3.

            The directors of the Company have approved the Exchange Agreement and the Exchange, and the directors and stockholders holding over 80% of the outstanding common stock of Es3 have approved the Exchange Agreement and the Exchange.


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            The Company and Crown Partners have agreed to indemnify Es3 and the
Es3 Stockholders for breaches or inaccuracies of representations and warranties and agreements and covenants of the Company or Crown Partners contained in the Exchange Agreement, inaccuracies in any of the Company's filings under the Securities Exchange Act of 1934 made prior to the Closing, or anything arising out of the operations of the Company prior to the Closing. Es3 has agreed to indemnify for breaches or inaccuracies of representations and warranties and agreements and covenants of Es3 contained in the Exchange Agreement. Crown Partners has granted Es3 a security interest in certain shares of the Company's common stock that it holds to secure the indemnification obligation of the Company and Crown Partners.

            The Exchange Agreement may be terminated: (i) by mutual consent,
(ii) by either party if the Exchange is not consummated by July 31, 2005, (iii) by either party if the Exchange is prohibited by issuance of an order, decree or ruling. In the event of termination, both parties are responsible for their expenses.

INVESTOR RIGHTS AGREEMENT

            In connection with the Exchange, and as a condition of the Closing, the Company will enter into an Investor Rights Agreement with Crown Partners. Under the Investor Rights Agreement, the Company has granted Crown Partners piggyback registration rights, subject to customary underwriter cutbacks, on any registration statement filed by the Company. The piggyback registration rights terminate when the registerable securities held by Crown Partners can be sold continuously throughout any three month period without registration under the Securities Act of 1933, pursuant to Rule 144 promulgated thereunder.

            The Investor Rights Agreement also grants Crown Partners anti-dilution protection on the 905,438 shares to be issued to Crown Partners for any additional shares of common stock issued by the Company for a period of 12 months following the Closing.

THE COMPANY

            The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

SPECIAL STONE SURFACES, ES3 INC.

            Es3 is newly formed corporation engaged in the business of manufacturing and distributing a range of decorative stone veneers and finishes based on proprietary Liquid Stone Coatings(TM) and Authentic Stone Veneers(TM). The coatings and veneers are clean, cost efficient alternatives to traditional stone masonry. In new construction, Es3's products offer the appearance of authentic stone for interior or exterior walls, while reducing direct labor and overall engineering costs. For reconstruction Es3 products can save time and money; in many situations save the cost and inconvenience of demolition.


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            Es3 holds the exclusive rights to manufacture, use and distribute
Liquid Stone(TM) coatings in North America, Central America and South America, under an OEM License Agreement with Liquid Stone Manufacturing, Inc. a Nevada corporation and an affiliate of Es3. Liquid Stone(TM) is a water-based polymeric stone coating that can be applied to a variety of surfaces including wood, stucco, metal, concrete or asphalt. It is a flexible, durable all weather surface coating.

            Es3 also holds the excusive rights to manufacture, use and distribute Authentic Stone Veneer(TM) panels in North America, Central America and South America, under an OEM License Agreement with Stone Mountain Manufacturing, Inc. a Nevada corporation and an affiliate of Es3. Authentic Stone Veneer(TM) panels can be formulated in rough stone or smooth stone finishes. Authentic Stone Veneer(TM) panels are made from proprietary materials and are molded to form the detailed contours and profiles of natural stone surfaces. The rough stone veneers are approximately 1/10th the weight of concrete, while the smooth stone are approximately 1/7th the weight of concrete.

            Es3 plans to market its coatings and veneers to both commercial and residential markets. Es3 intends to use the public markets to secure additional working capital and to make acquisitions using either Common Stock or cash. A significant component of the Es3's intermediate term growth strategy is the acquisition and integration of companies in related building materials fields. Es3 expects to take advantage of synergies among related businesses to increase revenues and take advantage of economies of scale to reduce operating costs.

         Es3 began operations in March 2005. It has not generated any revenues from operations and has incurred nominal expenses in connection with its formation. All of Es3's operations to date have been funded by the sale of its common stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

            In connection with the Exchange, the Company will, at Closing, (i) acquire all or substantially all of the outstanding capital stock of Es3 in exchange for the Company's issuance to Es3 Stockholders of 18,108,750 shares of the Company's common stock, (iii) issue to Crown Partners 905,438 shares of common stock, and (iii) issue to the Consultants 400,000 shares of common stock. The issuance of the Company's common stock to Es3 Stockholders and Crown Partners is intended to be exempt from registration under the Securities Act, pursuant to Section 4(2) thereof. The Company has agreed to register the common stock being issued to the Consultants on a Registration Statement on Form S-8.

            Immediately following the Closing, the Company will have 19,492,759 shares outstanding, assuming that 100% of the outstanding capital stock of Es3 is exchanged. Es3 Stockholders will own approximately 92.9% of the issued and outstanding shares of the Company's common stock, and the existing stockholders of the Company, Crown Partners and the Consultants will own approximately 7.1% of the issued and outstanding shares of the Company's common stock.


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            The shares of the Company's common stock issued to Es3 Stockholders and Crown Partners will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The shares of common stock issued to the Consultants will be registered on a Registration Statement on Form S-8. Recipients of shares other than persons who are "affiliates" of the Company within the meaning of the Securities Act of 1933 may sell all or part of the shares in any way permitted by law, including sales in the over-the-counter market at prices prevailing at the time of such sale.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

            In connection with the Exchange, there will be a change of control. Effective on the Closing of the Exchange each of the current directors and officers of the Company will resign. The Company has agreed to take steps to cause the appointment of Ross Lyndon James, Brian Harcourt, and William Courtney, each of whom is a member of Es3's current board of directors, as directors of the Company, effective as of the Closing of the Exchange.

            The appointments and resignations set forth in the preceding paragraph shall be effective only upon the Closing of the Exchange and the Company's compliance with the requirements of Rule 14f-1 of the Exchange Act. The Company, at least 10 days prior to the Closing of the Exchange, will file with the SEC and distribute to its stockholders a Schedule 14(f)-1 Notice to Stockholders.

            Following the Exchange, the business activities of both the Company and Es3 will be under the management and supervision of Es3 management and the existing management of the Company will have no involvement in the business and affairs of the Company or Es3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (a)        Financial Statements of Business Acquired

            Under the terms of the Exchange Agreement, Es3 has agreed to provide the Company with audited financial statements within 65 days of the Closing, that will allow the Company will to file a further 8-K Current Report with the required financial statements reflecting the acquisition of Es3.

            (b)        Pro Forma Financial Information

            Under the terms of the Exchange Agreement, Es3 has agreed to provide the Company with audited financial statements within 65 days of the Closing, that will allow the Company will to file a further 8-K Current Report with the required pro forma financial information reflecting the acquisition of Es3.


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            (c)        Exhibits

            Exhibit Number  Description
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              2.1           Exchange Agreement by and among National Healthcare
                            Technology, Inc., Special Stone Surfaces, Es3, Inc. and certain stockholders of each dated June 30, 2005 (without exhibits and schedules).

              4.1 Form of Investor Rights Agreement to be entered into between National Healthcare Technology, Inc. and Crown Partners, Inc.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                NATIONAL HEALTHCARE TECHNOLOGY, INC.


                                By: /s/ CHARLES SMITH
                                    -------------------------------------
Dated:  July 1, 2005                Charles Smith
                                    Chief Executive Officer